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                                                                    Exhibit 10.7

                               AGREEMENT No. 99.06

                     ON TECHNICAL AND SCIENTIFIC PRODUCTION
                           DEVELOPMENT AND MANUFACTURE

Karlsruhe                                                            05.05.1999.

BALTIC SCIENTIFIC INSTRUMENTS (BSI, LTD.) hereinafter referred to as the PERFORMER, in the presence of President Dr. VLADIMIR GOSTILO, acting on basis of Status of the company, on the one hand and BRUKER AXS ANALYTICAL X-RAY SYSTEMS GMBH, hereinafter to as the CUSTOMER, in the presence of Managing Director Dr. MARTIN HAASE, acting on basis of Status of the company, on the other hand have concluded the present agreement on the following.

                           1. SUBJECT OF THE AGREEMENT

1.1. The CUSTOMER commits and the PERFORMER takes on himself development and manufacture of X-Ray radiation spectrometer with thermoelectric cooling of Si detector.

1.2. The task delivery term according to the agreement is 01.09.1999.

1.3. The acceptance and the valuation of the technical and scientific production to be made according to the Technical Assignment to the task (Supplement 1), which is an integrated part of the agreement.

                2. THE COST OF THE TASK AND THE TERMS OF PAYMENT

2.1. As a payment for the task in according to the present agreement the CUSTOMER will transfer to the PERFORMER USD [**].

2.2. 50% of the payment to be made after delivery of the prototype. 50% of the payment to be made after successful test of the detector. The test has to be completed latest 2 months after delivery. The acceptance test will be at Bruker AXS in Karlsruhe. If the detector does not meet the specifications, the detector will be returned to BSI and the second 50% payment will not be made.


CONFIDENTIAL TREATMENT HAS BEEN REQUESTED AS TO CERTAIN PORTIONS OF THIS EXHIBIT, WHICH PORTIONS HAVE BEEN OMITTED AND REPLACED WITH [**] AND FILED SEPARATELY WITH THE COMMISSION.

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                   3. THE TERMS OF THE ACCEPTANCE OF THE TASK

3.1. After the task is completed the PERFORMER presents to the CUSTOMER technical acceptance document.

3.2. The delivery of spectrometer device is executed CPT-Karlsruhe. Production code 903010900.

                       4. RESPONSIBILITIES OF THE PARTIES

The PERFORMER and the CUSTOMER are responsible for appropriate fulfillment of the present agreement by their property according to legislation in force.

            5. PERIOD OF VALIDITY AND LEGAL ADDRESSES OF THE PARTIES

5.1  Legal addresses and bank's data of the parties:

The PERFORMER:             Ganibu dambis 26, P.O. Box 33, Riga,
                           LV-1005, Latvia;

CORRESPONDENT:             S.W.I.F.T. code [**]
                           CHIPS UID [**]
                           THE BANK OF NEW YORK, New York

BENEFICIARY'S BANK:        ACCOUNT [**]
                           S.W.I.F.T. code [**]
                           Parex Bank, Riga

BENEFICIARY:               ACCOUNT [**]

The CUSTOMER:              OSTL. RHEINBRUCKENSTR. 50,
                           D-76187 KARLSRUHE

The supplements to the agreement: Technical Assignment (3 pages).

The PERFORMER                          [SEAL]           The Customer
                                       BALTIC
/s/ Vladimir Gostilo                 SCIENTIFIC         /s/ Martin Haase 5.5.99
--------------------                INSTRUMENTS         -----------------------
Vladimir Gostilo, Ph.D.                                 Dr. Martin Haase
President                                               Managing Director
BALTIC SCIENTIFIC INSTRUMENTS                           BRUKER AXS GMBH


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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[BSI LOGO]              BALTIC SCIENTIFIC INSTRUMENTS
                        -----------------------------
                                                                    Supplement 1
                                          to the Contract No.99.06 dd 03.05.1999

                          X-RAY RADIATION SPECTROMETER
                  WITH THERMOELECTRICAL COOLING OF SI DETECTOR

                              Technical Assignment

1. APPLICATION OF THE DEVICE

X-Ray Radiation spectrometer based on Si detector with thermoelectric cooling (further - spectrometer) is applied for X-Ray radiation conversion into electric signals, their further amplification and analog filtration, registration, accumulation, visualisation and spectra processing with PC of IBM-PC type. The spectrometer should be suitable for attachment to a diffractometer manufactured by Bruker AXS GmbH.

2. COMPLETE SET

Spectrometer should comprise:

X-Ray radiation Si detector with thermoelectric cooling (DS), with vacuum chamber with thermoelectric cooler (TC) and Si detector, charge sensitive preamplifier, electro discharge magnetic pump (MP), supply and signal transfer connectors;

o spectrometrical device Multispectrum (MS), comprising analog processor, analog digital converter, microprocessor device with buffer memory and data transfer interface via RS-232, TC and MP supply unit, supply unit for preamplifier, Si detector and all electronic assemblies;

o closed water cooling system for DS (SWC), comprising radiator with air cooling and water pump.

3. TECHNICAL CHARACTERISTICS

1.    [**]

2.    [**]


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.


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3.    [**]
4.    [**]
5.    [**]
6.    [**]
7.    [**]
8.    [**]
9.    [**]
10    [**]
11.   [**]
12.   [**]
13.   [**]
14.   [**]
15.   [**]
16.   [**]
17.   [**]
18.   [**]
19.   [**]

4. COMPLETE DELIVERY SET

1. Si detecting unit
2. Spectrometry device Multispectrum
3. Electrical cables
4. Water cooling system


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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5. Water cooling system pipes
6. Passport and operator manual in english, including software package for Windows 95, preferrable Windows NT 4.0.
7. Package

/s/ A. Sokolov                                       [SEAL]
A. Sokolov                               BALTIC SCIENTIFIC INSTRUMENTS
Technical director
Baltic Scientific Instruments


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.

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[LETTERHEAD OF BRUKER AXS]

                             LETTER OF UNDERSTANDING

                                     Between

                                 Bruker AXS GmbH
                         Ostliche Rheinbruckenstrasse 50
                               D - 76187 Karlsruhe

                          Baltic Scientific Instruments
                      Ganibu dambis 26, P.O. Box 33, Riga,
                                 LV-1005, Latvia

Bruker AXS GmbH and Baltic Scientific Instruments are expressing their intention to enter into an exclusive supply agreement for energy dispersive detectors for the use in X-ray analysis. This letter is based on the AGREEMENT No. 99.06 ON TECHNICAL AND SCIENTIFIC PRODUCTION DEVELOPMENT AND MANUFACTURE signed between the two parties in Karlsruhe on May 5, 1999.

The following conditions are targeted by both parties.

1.    Product as per specification of the AGREEMENT No.99.06

2.    Price detector unit (CPD Karlsruhe):  [**] US $ or less for the first
                                            [**] units

                                            [**] for unit [**]

3.    Payment terms:                        60 days net after delivery

4.    Delivery time:                        3 months ARO

5.    Warranty:                             [**] after delivery

6.    Worldwide Exclusivity:                For the field of X-ray Diffraction
                                            BSI will sell the detector only
                                            via Bruker AXS GmbH

/s/ Vladimir Gostilo                                    /s/ Martin Haase 5.5.99
--------------------                                    -----------------------
Vladimir Gostilo, Ph.D.                                 Dr. Martin Haase
President                                               Managing Director
BALTIC SCIENTIFIC INSTRUMENTS                           BRUKER AXS GMBH

Date: 05.05.99             page 1 of 1         File: Letter of Understanding.doc


[**]Indicates that information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment.